Long-term investments, net - Reconciliation of the Level 3 fair value measurement of available-for-sale debt investments (Details) - Available For Sale Investments $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value measurement value, beginning balance	$ 42,979
Unrealized loss	(143)
Foreign currency translation adjustments	(3)
Fair value measurement value, ending balance	$ 42,833